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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 31, 1997
                                                 ------------------------------
                  CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-9371                    38-3304095
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(State or other jurisdiction   (Commission File No.)           (IRS Employer
     of incorporation)                                      Identification No.)


24 FRANK LLOYD WRIGHT DR., P.O. BOX 544, ANN ARBOR, MICHIGAN        48106
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          (Address of principal executive offices)                (Zip Code)


Registrant's telephone
number, including area code:   (313) 994-5505 or (800) 522-7832
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                                Not Applicable
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         (Former name or former address, if changed since last report)


















    This document contains 5 pages.  There are no exhibits attached hereto.



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Item 2. Acquisition of Assets

     Capitalized terms not otherwise defined herein shall have the same meaning as in the prospectus of Captec Franchise Capital Partners L.P. IV (the "Partnership") dated December 23, 1996, as supplemented to date (the "Prospectus").

     Applebee's Neighborhood Grill & Bar, Midvale, Utah (Equipment): On March 31,1997, the Partnership acquired, effective as of February 20, 1997, restaurant equipment (the "Applebee's Equipment") to be used in the operation of an Applebee's Neighborhood Grill & Bar, located at 7045 South 1300 East, Midvale, Utah for $402,000. The Applebee's Equipment was acquired from Captec Financial Group, Inc. ("Captec") which purchased the Applebee's Equipment from various vendors for a total cost of $402,000 and leased it to J.M.C. Limited Partnership, a Utah limited partnership, DBA Applebee's ("JMC"). The headquarter offices of JMC are located at 19 E. 200 South, Suit 1000, Salt lake City, Utah. JMC owns and operates the Applebee's Neighborhood Grill & Bar restaurant under a franchise agreement. The purchase was made in cash from proceeds of the Partnership; however, it is anticipated that the Applebee's Equipment will subsequently be leveraged as provided for in the Prospectus.
The Partnership presently does not have a financing commitment.

     On March 31, 1997, the Partnership took assignment from Captec, effective as of February 20, 1997, of the Partnership's standard form of equipment lease ("JMC Lease") dated March 1, 1997. Under the terms of the JMC Lease, JMC is responsible for all expenses related to the Applebee's Equipment including taxes, insurance, maintenance and repair costs. The lease term is 84 months and the minimum annual rent is $82,056 payable in monthly installments of $6,838 on the 1st day of each month. The annual rent remains fixed for the entire Lease term. The JMC Lease is guaranteed by the following: John B. Prince, an individual; and William Tell, Inc., a Utah corporation.

     At the end of the JMC Lease term, upon at least 90 days prior irrevocable notice to the Partnership, JMC may purchase all of the Applebee's Equipment for the fair market value or $40,200, whichever is less. The General Partners believe that the amount of insurance carried by JMC is adequate.

     JMC paid the first and last month's rent of $13,676 and interim rent in the amount of $2,051 to the Partnership. An affiliate of the Managing General Partner received an Acquisition Fee from the Partnership in an amount equal to $16,080, and expect to receive an additional fee of $4,020 from the Partnership after leveraging the Applebee's Equipment, as provided for in the Partnership Agreement. In addition, JMC paid a commitment fee equal to $4,020 to the same affiliate as provided for in the Partnership Agreement.

     Black-Eyed Pea Equipment, Plano, Texas (Equipment): On April 3, 1997, the Partnership acquired restaurant equipment (the "Black-Eyed Pea Equipment") to be used in the operation of a Black-Eyed Pea restaurant, located at 1905 Preston Road, Plano, Texas for $350,000. The Black-Eyed Pea Equipment was acquired from DenAmerica Corp., which purchased the Black-Eyed Pea Equipment from various vendors for a total cost of $350,000. The Partnership leased the Black-Eyed Pea Equipment to DenAmerica Corporation, a Georgia corporation, dba Black-Eyed Pea ("DenAmerica"). The headquarter offices of DenAmerica are located at 7373 N. Scottsdale Rd., Suite D120, Scottsdale, Arizona. DenAmerica operates and franchises restaurants under the primary trade names of Denny's and Black-Eyed Pea. The

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purchase was made in cash from proceeds of the Partnership, however, it is anticipated that the Black-Eyed Pea Equipment will subsequently be leveraged as provided for in the Prospectus. The Partnership presently does not have a financing commitment.

     The Partnership and DenAmerica have entered into the Partnership's standard form of equipment lease ("DenAmerica Lease") dated April 15, 1997. Under the terms of the DenAmerica Lease, DenAmerica is responsible for all expenses related to the Black-Eyed Pea Equipment including taxes, insurance, maintenance and repair costs. The DenAmerica Lease term is 84 months and the minimum annual rent is $70,392 payable in monthly installments of $5,866 on the 15th day of each month. The annual rent remains fixed for the entire DenAmerica Lease term.

     At the end of the DenAmerica Lease term, upon at least 90 days prior irrevocable notice to the Partnership, DenAmerica may purchase all of the Black-Eyed Equipment for the fair market value at the date of the exercise of the option. The General Partners believe that the amount of insurance carried by DenAmerica is adequate.

     The Partnership consented to a sublease between DenAmerica, and Texas BEP., L.P., a Texas limited partnership, on the same terms and conditions as the DenAmerica Lease. DenAmerica remains the obligor under the DenAmerica Lease.

     DenAmerica paid the first and last month's rent of $11,732 and interim rent in the amount of $2,346 to the Partnership. An affiliate of the Managing General Partner received an Acquisition Fee from the Partnership in an amount equal to $14,000 and expect to receive an additional fee of $3,500 from the Partnership after leveraging the Black-Eyed Pea Equipment, as provided for in the Partnership Agreement. In addition, the DenAmerica paid a commitment fee equal to $3,500 to the same affiliate as provided for in the Partnership Agreement.

Item 7. Financial Statements and Exhibits

     (b)  Pro forma financial information.

                FORCASTED STATEMENT OF TAXABLE OPERATING RESULTS
               FOR THE TWELVE MONTH PERIOD ENDING MARCH 31, 1998
                                  (unaudited)

                                                  12 Months
Revenue:
      Base rent                                    $152,448

Expenses:
      Asset management fee                            1,525
                                                   --------

Operating Cash Flow                                 150,923

Less:
      Depreciation                                  150,400

Net taxable operating Income                       $    523
                                                   ========


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           NOTES TO FORECASTED STATEMENT OF TAXABLE OPERATING RESULTS
               FOR THE TWELVE MONTH PERIOD ENDING MARCH 31, 1998


1.    Rental Revenue

      Projected revenue is based upon monthly rent of $6,838 as stated in the JMC Lease and $5,866 as stated in the DenAmerica Lease.

2.    Equipment Operating Expense

      The Applebee's Equipment and Black-Eyed Pea Equipment (collectively referred to as "Equipment") will be leased to JMC and DenAmerica, respectively, (the "Lessees") under absolute net leases whereby the Lessees are obligated to pay all expenses related to the Equipment including taxes, insurance, maintenance and repair costs. The Partnership will not be responsible for operating expenses attendant to the ownership of the Equipment, except for asset management fees.

3.    Asset Management Fee Expense

      An asset management fee is payable to an affiliate of the Managing General Partner in an amount equal to 1% of rental revenue. Payment of such fee is subordinated to receipt by the Limited Partners of their 10% Current Preferred Return.

4.    Depreciation

      Generally, the method for depreciation of equipment used in restaurants will be the 200% double-declining balance over a 5 year period, utilizing the half-year convention.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        By: Captec Franchise Capital Corporation L.P. IV Managing General Partner of
                                Captec Franchise Capital Partners L.P. IV




                        By:     /s/ W. Ross Martin
                                -------------------------------------------
                                W. Ross Martin
                                Chief Financial Officer and Vice President,
                                a duly authorized officer

                        Date:   May 6, 1997




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